                                                                    EXHIBIT 99.2

                    Form of Election/Letter of Transmittal

  In connection with the merger of Richfood Holdings, Inc. ("Richfood") with and into Winter Acquisition, Inc. ("Acquisition"), a wholly-owned subsidiary of SUPERVALU INC. ("SUPERVALU"), this Form of Election/Letter of Transmittal is to accompany certificates for shares of Richfood common stock, without par value ("Shares"), when submitted pursuant to an election to receive, in exchange for each Share, (i) $18.50 in cash (the "Cash Consideration") or (ii) the number of shares of common stock, par value $1.00 per share, of SUPERVALU (the "Stock Consideration," and together with the Cash Consideration, the "Merger Consideration") equal to the ratio determined by dividing $18.50 by the average trading price of SUPERVALU common stock during the 20-trading-day period ending on the seventh trading day prior to the closing of the merger (the "Average SUPERVALU Price") as specified in the Agreement and Plan of Merger, dated as of June 9, 1999, among SUPERVALU, Acquisition and Richfood (the "Merger Agreement").

      The Exchange Agent for the merger is: Norwest Bank Minnesota, N.A.

               By Mail:                      By Hand or Overnight Courier:
     Norwest Bank Minnesota, N.A.             Norwest Bank Minnesota, N.A.
  Shareowner Services Reorganization              Shareowner Services
              Department                       161 North Concord Exchange
            P.O. Box 64858                      South St. Paul, MN 55075
       St. Paul, MN 55164-0858

  DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

                   The information agent for the merger is:

                           GEORGESON & COMPANY INC.

                               Wall Street Plaza
                              New York, NY 10005
                        Call toll free: (800) 223-2064
                Banks and brokers call collect: (212) 440-9800

  PLEASE READ THE SPECIAL ELECTION INSTRUCTIONS AND THE GENERAL INSTRUCTIONS IN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL.

--------------------------------------------------------------------------------
 THE DEADLINE FOR SUBMITTING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL TO
 THE EXCHANGE AGENT, TOGETHER WITH YOUR SHARE CERTIFICATES (OR AFFIDAVITS AND INDEMNIFICATION FOR LOST SHARE CERTIFICATES OR GUARANTEES OF DELIVERY OF
 SHARE CERTIFICATES), IS 5:00 P.M., NEW YORK CITY TIME, ON THE BUSINESS DAY
 THAT IS TWO TRADING DAYS PRIOR TO THE CLOSING OF THE MERGER (THE "ELECTION DEADLINE"). The date of the closing of the merger will be publicly announced in a news release delivered to the Dow Jones News Service as soon as practicable, but in no event less than five trading days prior to the closing.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              BOX A: ELECTION(S) AND DESCRIPTION OF RICHFOOD SHARES ENCLOSED
                            (See "Special Election Instructions" and General Instruction 13(1))
---------------------------------------------------------------------------------------------------------------------
                                Shares Submitted (Attach additional sheets if necessary)
---------------------------------------------------------------------------------------------------------------------
                                                                         # of Shares
                                                                       Represented by        Cash    Stock     Non-
Name(s) and Address(es) of Registered Holder(s)                    Certificate (or Covered Election Election Election
     (Please fill in, if blank, exactly as                            by a Guarantee of     (# of    (# of    (# of
     name(s) appear(s) on certificate(s))          Certificate #          Delivery)        Shares)  Shares)  Shares)
---------------------------------------------------------------------------------------------------------------------

                                                 --------------------------------------------------------------------

                                                 --------------------------------------------------------------------

                                                 --------------------------------------------------------------------

                                                 --------------------------------------------------------------------

                                                 --------------------------------------------------------------------

                                                 Total # of Shares
---------------------------------------------------------------------------------------------------------------------
 1. For the consequences of making a Stock Election, Cash Election or Non-Election see General Instruction 3.
---------------------------------------------------------------------------------------------------------------------

[_] CHECK HERE IF THE ABOVE ELECTION REPRESENTS A REVOCATION OF ANY EARLIER
    ELECTION.

[_] CHECK HERE IF ANY OF YOUR CERTIFICATES HAVE BEEN LOST, STOLEN OR DESTROYED
    AND INDICATE THE NUMBER OF SHARES REPRESENTED THEREBY: ____________________.

  Nominee record holders, which include a nominee, trustee or any other person that holds shares in any capacity whatsoever on behalf of another person or entity ("Nominees"), are directed to General Instruction 14 hereto and, if submitting more than one election, must complete Box B below. Each record holder submitting more than one election, other than a Nominee record holder submitting more than one election, should indicate such holder's election(s) in Box A above.

 ---------------------------------------------------------------------------------------------------
 BOX B: TO BE COMPLETED ONLY BY A NOMINEE, TRUSTEE OR ANY OTHER PERSON THAT HOLDS SHARES IN ANY
 CAPACITY WHATSOEVER ON BEHALF OF MORE THAN ONE PERSON OR ENTITY.
 ---------------------------------------------------------------------------------------------------
 If this Box B is completed, the undersigned, acting for itself and as  nominee, trustee or in another representative capacity on behalf of another person or entity, hereby submits the following elections and attaches certificates for all Shares held of record.
---------------------------------------------------------------------------------------------------
                   Shares Submitted (Attach additional sheets if necessary,
        numbering each additional election with consecutive numbers starting with "7")
---------------------------------------------------------------------------------------------------

                        Number of Shares     Cash Election      Stock Election      Non-Election
  Number of Election   Subject to Election (Number of Shares) (Number of Shares) (Number of Shares)
---------------------------------------------------------------------------------------------------
          1.
---------------------------------------------------------------------------------------------------
          2.
---------------------------------------------------------------------------------------------------
          3.
---------------------------------------------------------------------------------------------------
          4.
---------------------------------------------------------------------------------------------------
          5.
---------------------------------------------------------------------------------------------------
          6.

    SPECIAL ISSUANCE AND PAYMENT             SPECIAL DELIVERY INSTRUCTIONS
            INSTRUCTIONS                    (See General Instructions 5 and
  (See General Instructions 5, 8,                         10)
             9, and 10)
                                            To be completed ONLY if the cer-
  To be completed ONLY if the cer-         tificate representing the Stock
 tificate representing the Stock           Consideration and/or the check
 Consideration and/or the check            representing the Cash Considera-
 representing the Cash Considera-          tion or cash in lieu of frac-
 tion or cash in lieu of frac-             tional shares, as the case may
 tional shares, as the case may            be, is to be sent to someone
 be, is to be issued in the name           other than the undersigned or to
 of someone other than the under-          the undersigned at an address
 signed. NOTE: THE PERSON NAMED IN         other than that shown above in
 THESE SPECIAL ISSUANCE AND PAY-           Box A.
 MENT INSTRUCTIONS MUST BE THE
 PERSON WHO COMPLETES THE SUBSTI-          Mail the certificate representing
 TUTE FORM W-9.                            the Stock Consideration and/or
                                           the check representing the Cash
 Issue the certificate represent-          Consideration or cash in lieu of
 ing the Stock Consideration               fractional shares to:
 and/or the check representing the
 Cash Consideration or cash in             Name______________________________
 lieu of fractional shares to:                       (Please Print)

 Name _____________________________        Address __________________________
           (Please Print)
                                           __________________________________
 Address __________________________                                (Zip Code)


 __________________________________        [_Check]this box if this is a
                         (Zip Code)          permanent change of address.


 __________________________________        If you complete this box, you
    (Taxpayer Identification or            will need a signature guarantee
      Social Security Number)              by an eligible institution. See
  (See Substitute Form W-9 Below)          General Instruction 5.

 If you complete this box, you
 will need a signature guarantee
 by an eligible institution. See
 General Instruction 5.

                              SUBSTITUTE FORM W-9
      (See General Instruction 11 and "Important Tax Information," below)

                  PAYER'S NAME: NORWEST BANK MINNESOTA, N.A.
-------------------------------------------------------------------------------
                        Part 1 PLEASE PROVIDE YOUR     Social Security Number
                        TIN IN THE BOX AT RIGHT AND          or Taxpayer
                        CERTIFY BY SIGNING AND          Identification Number
                        DATING BELOW.

 SUBSTITUTE
 Form W-9
 Department of                                         ----------------------
 the Treasury          --------------------------------------------------------
 Internal               Part 2 Awaiting TIN [_]
 Revenue               --------------------------------------------------------
 Service                CERTIFICATION UNDER THE PENALTIES OF PERJURY, I CER-
                        TIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or I am wait-ing for a number to be issued to me) and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of the failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

 Payer's Request for Taxpayer Identification Number (TIN)

                        Signature ______________  Date _______

                        You must cross out item (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
     IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

 CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either that (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature ____________________   Date ________

                         SPECIAL ELECTION INSTRUCTIONS

  The appropriate election(s) must be made in Box A (or, if a nominee, trustee or other representative making multiple elections, Box B) above in order to make a Stock Election, a Cash Election or a Non-Election with respect to each Share represented by the Certificate(s) surrendered herewith.

  Because of certain limitations on the amount of Cash Consideration and Stock Consideration to be issued in the merger, there can be no assurance that each Richfood Shareholder will receive the form of consideration which such shareholder elects. If the elections result in an oversubscription of either the Stock Consideration or the Cash Consideration, the procedures for allocating cash and shares of SUPERVALU common stock set forth in the Merger Agreement and described in the Proxy Statement/Prospectus will be followed by the Exchange Agent. See "THE MERGER--Allocation Rules" in the Proxy Statement/Prospectus and Instruction 3 hereto. ALL DECISIONS BY THE EXCHANGE AGENT WITH RESPECT TO SUCH PROCESS SHALL BE FINAL AND BINDING.

  ALL RICHFOOD SHAREHOLDERS WISHING TO MAKE A STOCK ELECTION OR A CASH ELECTION MUST ENSURE THAT THE EXCHANGE AGENT RECEIVES A PROPERLY COMPLETED FORM OF ELECTION/LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE. ALL SHAREHOLDERS SUBMITTING FORMS OF ELECTION/LETTERS OF TRANSMITTAL AFTER SUCH TIME WILL BE DEEMED TO HAVE MADE NO ELECTION, REGARDLESS OF THE ELECTION SPECIFIED ON SUCH FORM. RICHFOOD SHAREHOLDERS WISHING TO MAKE NO ELECTION ARE NOT REQUIRED TO SUBMIT THIS FORM OF ELECTION/LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE OR PRIOR TO THE EFFECTIVE TIME OF THE MERGER, BUT SUCH HOLDER'S CERTIFICATES MUST BE SURRENDERED IN ORDER TO RECEIVE THE MERGER CONSIDERATION.

  THE EXCHANGE AGENT RESERVES THE RIGHT TO DEEM THAT YOU HAVE CHECKED THE "NON- ELECTION" BOX IF:

    A. NO ELECTION CHOICE IS INDICATED IN BOX A (OR, IF A NOMINEE, TRUSTEE OR OTHER REPRESENTATIVE MAKING MULTIPLE ELECTIONS, BOX B) ABOVE;

    B. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS FORM OF ELECTION/LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR CERTIFICATES) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

    C. A COMPLETED FORM OF ELECTION/LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR CERTIFICATES) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE (OR IN ACCORDANCE WITH THE GUARANTEE PROVISIONS FOR LATE DELIVERY OF CERTIFICATES).

  In order to receive the Merger Consideration, this Form of Election/Letter of Transmittal must be (i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your Certificate(s) to the Exchange Agent at either of the addresses set forth above. In order to properly make a Stock Election or Cash Election, these actions must be taken in a timely fashion such that the Form of Election/Letter of Transmittal is received by the Exchange Agent prior to the Election Deadline.

  The method of delivery of the Certificates and all other required documents is at the election and risk of the shareholder; however, if the Certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

  Unless otherwise indicated above under "Special Issuance and Payment Instructions," in exchange for the enclosed Certificates, the undersigned requests issuance of the Merger Consideration to the undersigned. Similarly, unless otherwise indicated above under "Special Delivery Instructions," the undersigned requests that the Merger Consideration be mailed to the undersigned at the address shown in Box A above. In the event that both the "Special Delivery Instructions" and the "Special Issuance and Payment Instructions" are completed, please issue the Merger Consideration in the name of, and mail the Merger Consideration to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to Shares for which Special Issuance and Payment Instructions have been given.

  CONSUMMATION OF THE MERGER IS SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS. NO PAYMENTS RELATED TO ANY SURRENDERED CERTIFICATES WILL BE MADE PRIOR TO THE EFFECTIVE TIME.

  In the event that the Merger Agreement is terminated, the Exchange Agent will promptly return Certificates previously submitted with Forms of Election/Letters of Transmittal. In such event, Shares held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination; however, Certificates representing Shares held of record directly by the beneficial owners of such Shares will be returned as promptly as practicable by first class, insured mail.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE GENERAL INSTRUCTIONS AND SPECIAL ELECTION INSTRUCTIONS SET FORTH IN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL CAREFULLY.

To Norwest Bank Minnesota, N.A.:

  In connection with the merger, and pursuant to the Merger Agreement, the undersigned hereby makes the election or elections set forth herein and surrenders for cancellation to Norwest Bank Minnesota, N.A., as Exchange Agent, certificates representing all of the undersigned's shares of Richfood common stock (each such certificate, a "Certificate"), listed in Box A (or, if held by a nominee, trustee or other representative making multiple elections, in Box B) above in exchange for either (i) the right to receive $18.50 in cash (a "Cash Election"), (ii) the right to receive the number of shares of common stock, par value $1.00 per share, of SUPERVALU equal to the ratio determined by dividing $18.50 by the Average SUPERVALU Price (a "Stock Election") or
(iii) the right to make no election (a "Non-Election") (shares of Richfood common stock in respect of which a such a Non-Election is made, together with shares in respect of which such an election is deemed to have been made pursuant to the Merger Agreement, constituting "Non-Election Shares"), in which case the undersigned will receive Merger Consideration determined pursuant to the allocation procedures set forth in the Merger Agreement and described in the proxy statement/prospectus delivered herewith (including all documents incorporated therein, and as it may be amended from time to time, the "Proxy Statement/Prospectus"). See "THE MERGER--Allocation Rules" in the Proxy Statement/Prospectus. The Merger Agreement is included as Annex A to the Proxy Statement/Prospectus.

  It is understood that, pursuant to the Merger Agreement, the aggregate number of shares of Richfood common stock to be converted into the right to receive Stock Consideration and the aggregate number of shares of Richfood common stock to be converted into the right to receive Cash Consideration will in each case be equal to 50%, or an adjusted percentage under certain circumstances, of the total number of shares of Richfood common stock issued and outstanding immediately prior to the effective time of the merger (other than "Excluded Shares," which are shares owned by SUPERVALU, Richfood or their respective subsidiaries, except for shares held on behalf of third parties, which will be cancelled). In the event that the aggregate proportion of shares of Richfood common stock in respect of which Stock Elections and Cash Elections are received (or deemed to have been received in respect of Non-Election Shares) differs, in each case, from 50% or, if applicable, from the adjusted percentages, of the total number of shares of Richfood common stock issued and outstanding immediately prior to the effective time of the merger (other than Excluded Shares), the aggregate Cash Consideration and Stock Consideration will be subject to allocation and proration among Richfood shareholders in accordance with procedures set forth in the Merger Agreement. See "THE MERGER--Allocation Rules" in the Proxy Statement/Prospectus. In addition, it is further understood that the Exchange Agent will pay cash in lieu of any fractional shares of SUPERVALU common stock otherwise issuable in connection with the merger as specified herein. Except as expressly provided herein, capitalized terms shall have the meanings ascribed to them in the Merger Agreement.

  The undersigned understands that the elections referred to above are subject to certain terms, conditions and limitations that are set forth in the Merger Agreement, the General Instructions and Special Election Instructions hereto (the "Instructions") and the Proxy Statement/Prospectus. Additional copies of this Form of Election/Letter of Transmittal and the Proxy Statement/Prospectus may be requested from the information agent, Georgeson & Company Inc., at the address or phone number shown above. The filing of this Form of Election/Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Proxy Statement/Prospectus. The undersigned understands and acknowledges that all questions as to the validity, form and eligibility of any election and surrender of the Shares hereunder shall be determined by SUPERVALU or, at SUPERVALU's discretion, by the Exchange Agent, and such determination shall be final and binding.

  The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the effective time of the merger, the registered holder of the Shares represented by the Certificate(s) surrendered herewith, with good title to the above-described Shares and full power and authority (i) to sell, assign and transfer such Shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims and (ii) to make the election or elections set forth herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the Instructions. All authority conferred or agreed to be conferred in the Form of Election/Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

  The undersigned authorizes and instructs you, as Exchange Agent, to deliver Certificates and receive on behalf of the undersigned, in exchange for Shares represented thereby, any check for cash or any certificate for shares of SUPERVALU common stock issuable in the merger pursuant to the Merger Agreement. If the Certificate(s) is (are) not delivered herewith or by book-entry transfer, there is furnished herewith (i) a guarantee of delivery of such Certificate(s) from a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States (provided below) in accordance with General Instruction 5 or (ii) an affidavit and indemnification regarding the loss, theft or destruction of such Certificate(s) reasonably acceptable to SUPERVALU in accordance with General Instruction 12.

                                   SIGN HERE

      IMPORTANT: ALSO COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 ON PAGE 4

                                           Name(s): _________________________
 ----------------------------------                  (Please print)
     (Signature(s) of Owner(s))            Capacity (full title): ___________
 ----------------------------------        Address: _________________________
                                           ----------------------------------
 Must be signed by registered                                      (Zip Code)
 holder(s) as name(s) appear(s) on         ----------------------------------
 stock certificate(s). If signed            (Area Code and Telephone Number)
 by a trustee, executor,
 administrator, guardian,
 attorney-in-fact, officer of a
 corporation or other person
 acting in a fiduciary or
 representative capacity, the
 capacity of the person signing
 should be indicated. (See General
 Instruction 8 hereto).

                                           ----------------------------------
                                              (Taxpayer Identification or
                                                Social Security Number)

                                           Dated: ___________________________

                              SIGNATURE GUARANTEE
          (REQUIRED ONLY IN CASE SPECIFIED IN GENERAL INSTRUCTION 5)

 The undersigned hereby guarantees
 the signature(s) which appear(s)          ----------------------------------
 on this Form of Election/Letter             (Name of Eligible Institution
 of Transmittal.                                   Issuing Guarantee)
                                                     (Please Print)


 Dated: _______________________
                                           ----------------------------------
                                              (Fix Medallion Stamp Above)


  THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT TO MAKE ANY EXCHANGE OF YOUR SHARES UNTIL THIS FORM OF ELECTION/LETTER OF TRANSMITTAL HAS BEEN EXECUTED AND DELIVERED TO THE EXCHANGE AGENT TOGETHER WITH YOUR STOCK CERTIFICATES.

  IF YOUR CERTIFICATE(S) HAS (HAVE) BEEN LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), SEE GENERAL INSTRUCTION 12 BELOW. YOU CANNOT SUBMIT AN EFFECTIVE FORM OF ELECTION/LETTER OF TRANSMITTAL WITHOUT ATTACHING YOUR CERTIFICATES TO THIS FORM OF ELECTION/LETTER OF TRANSMITTAL OR COMPLYING WITH THE GUARANTEE OR BOOK ENTRY TRANSFER PROVISIONS OR AS SET FORTH IN GENERAL INSTRUCTION 1; THEREFORE, IF YOU WISH TO MAKE AN EFFECTIVE ELECTION, IT IS CRITICAL THAT YOU ACT IMMEDIATELY.

  Shareholders whose share certificates are not immediately available or who cannot deliver their share certificates and all other documents required hereby to the Exchange Agent prior to the Election Deadline, and who wish to make an election, must do so pursuant to the procedures for lost share certificates described in General Instruction 12 or the guaranteed delivery procedures described in General Instruction 1.

  Information as to the federal income tax consequences of receiving Stock Consideration or Cash Consideration in exchange for your Shares is set forth under the caption "THE MERGER--Material Federal Income Tax Consequences" in the proxy statement/prospectus furnished to you concurrently herewith. See also the information on page 16 of this Form of Election/Letter of Transmittal under the heading "Important Tax Information." You are urged, in addition, to consult with your tax advisor.

NOTICE OF DELIVERY UNDER GUARANTEE (See General Instruction 1)

[_]CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s): ___________________________________________

  Window Ticket No. (if any): ________________________________________________

  Date of Execution of Guarantee of Delivery: ________________________________

  Name of Institution that Guaranteed Delivery: ______________________________

  If delivered by book-entry transfer (assuming such procedure is available), complete the following:

  Depository Trust Company Account             Transaction Code Number: _______
  Number: _________________________________

DELIVERY BY BOOK-ENTRY TRANSFER (See General Instruction 1)

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE
   FOLLOWING:

  Name of Electing Institution: ______________________________________________

  Depository Trust Company Account Number: ___________________________________

  Transaction Code Number: ___________________________________________________

                             GUARANTEE OF DELIVERY

  If certificates for Shares are not available prior to the Election Deadline, the following Guarantee may be completed by an Eligible Institution and the election made herein will be valid if such certificates, together with a completed Form of Election/Letter of Transmittal, are in fact delivered to the Exchange Agent within three trading days after the date of execution hereof.


                            GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Form of Election/Letter of Transmittal, certificates representing the Shares covered hereby in proper form for transfer and any required documents, together with a completed Form of Election/Letter of Transmittal, will be deposited by the undersigned with the Exchange Agent. IF YOU COMPLETE THIS GUARANTEE OF DELIVERY, YOU WILL NEED A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION. SEE GENERAL INSTRUCTION 5.

   The undersigned acknowledges that it must deliver the Shares covered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

 Dated: _____________________     -------------------------------------------
                                             (Firm--Please Print)

 Number of Shares: __________     -------------------------------------------
                                            (Authorized Signature)

 If Shares will be
 delivered by book-               -------------------------------------------
 entry transfer,
 provide the
 Depository Trust
 Company account
 number:  _____________
                                  -------------------------------------------
                                                   (Address)

                                  -------------------------------------------
                                       (Area Code and Telephone Number)

                             GENERAL INSTRUCTIONS

  This Form of Election/Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those Richfood shareholders desiring to make a Stock Election, Cash Election or Non-Election. All Richfood shareholders, including those making a Non-Election, must surrender their Certificates to the Exchange Agent in order to receive the Merger Consideration. Until a record holder's Certificates are received by the Exchange Agent at one of the addresses set forth above, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their Certificates. No interest will accrue on the Cash Consideration, the cash in lieu of fractional shares or such dividends. If your Certificate(s) is (are) lost, stolen or destroyed, please refer to General Instruction 12 below.

  A HOLDER OF SHARES MUST MAKE THE APPROPRIATE ELECTION(S) IN BOX A (OR, IF A NOMINEE, TRUSTEE OR OTHER REPRESENTATIVE MAKING MULTIPLE ELECTIONS, BOX B) ABOVE TO MAKE AN EFFECTIVE STOCK ELECTION, CASH ELECTION OR NON-ELECTION.

  Your election is subject to certain terms, conditions and limitations that have been set out in the Merger Agreement and the Proxy Statement/Prospectus. The Merger Agreement is included as Annex A to the Proxy Statement/Prospectus. Additional copies of the Proxy Statement/Prospectus may be requested from the information agent, Georgeson & Company Inc., at the address or phone number shown above. The filing of this Form of Election/Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Proxy Statement/Prospectus.

  1. Election Deadline. For any Stock Election, Cash Election or Non-Election contained herein to be considered, this Form of Election/Letter of Transmittal, properly completed, and the related Certificates must be received by the Exchange Agent at one of the addresses shown above on this Form of Election/Letter of Transmittal no later than 5:00 p.m., New York City time, on the date of the Election Deadline. The date of the Election Deadline is the business day that is two trading days prior to the closing of the merger. The date of the closing of the merger will be announced in a news release delivered to the Dow Jones News Service as soon as practicable, but in no event less than five trading days prior to the closing.

  Holders whose stock certificate(s) is (are) not immediately available or holders who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver the Shares and may also make an effective election by (a) completing Box A or B herein, having the box entitled "Guarantee of Delivery" herein properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined below)) and delivering such documents to the Exchange Agent prior to the Election Deadline; and (b) delivering their Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the book-entry transfer facilities within three New York Stock Exchange trading days after the date of execution hereof. In addition, at the time the Certificate(s) (or the Shares pursuant to a book-entry transfer) are delivered pursuant to the Guarantee of Delivery, the guarantor must submit to the Exchange Agent another Form of Election/Letter of Transmittal with only the section entitled "Notice of Delivery Under Guarantee" properly completed (or must otherwise provide such information to the Exchange Agent). If the guarantor fails to deliver the Certificate(s) (or the Shares by book-entry transfer) in accordance with the guaranteed delivery procedures contained herein, without limitation of any other recourse, any purported election with respect to the Shares subject to such guarantee will be void. The term "Agent's Message" means a message, transmitted by a book-entry transfer facility to, and received by, the Exchange Agent and forming a part of a book entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility delivering the Shares, that such participant has received and agrees to be bound by the terms of this Form of Election/Letter of Transmittal and that SUPERVALU may enforce such agreement against the participant.

  2. Revocation or Amendment of Form of Election/Letter of Transmittal. An election may be revoked or amended, but only by written notice received by the Exchange Agent prior to the Election Deadline. Any Certificate(s) representing Shares that have been submitted to the Exchange Agent in connection with an election shall be returned without charge to the holder thereof in the event such election is revoked as aforesaid and such holder requests in writing the return of such Certificate(s). Upon any such revocation, unless a duly completed Form of Election/Letter of Transmittal is thereafter submitted in accordance with the procedures set forth in the Proxy Statement/Prospectus, such Shares shall be Non-Election Shares, as described therein.

  3. Election Procedures/Allocation. As set forth in the Proxy Statement/Prospectus, the number of shares of Richfood common stock to be converted into the right to receive Cash Consideration in the merger, and the number of shares of Richfood common stock to be converted into the right to receive Stock Consideration in the merger, shall in each case be equal to fifty percent (50%) of (i) the total number of shares of Richfood common stock issued and outstanding immediately prior to the effective time of the merger less (ii) the number of Excluded Shares. BECAUSE OF THE LIMITATIONS ON THE NUMBER OF SHARES OF RICHFOOD COMMON STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE CASH CONSIDERATION AND STOCK CONSIDERATION UNDER THE ELECTION AND ALLOCATION PROCEDURES DESCRIBED HEREIN, NO ASSURANCE CAN BE GIVEN THAT HOLDERS OF RICHFOOD COMMON STOCK WILL RECEIVE THEIR REQUESTED FORM OF MERGER CONSIDERATION.

  4. No Fractional Interests. No certificate representing fractional shares of SUPERVALU common stock will be issued. The Exchange Agent will remit cash without interest in lieu of such fractional shares. No Richfood shareholder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

  5. Guarantee of Signatures. Signatures on this Form of Election/Letter of Transmittal need not be guaranteed unless the "Special Issuance and Payment Instructions" or "Special Delivery Instructions" box or the "Guarantee of Delivery" section has been completed. In such event, signatures on this Form of Election/Letter of Transmittal must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (generally a member firm of the New York Stock Exchange or any bank or trust company which is a member of the Medallion Program). Public notaries cannot execute acceptable guarantees of signatures.

  6. Delivery of Form of Election/Letter of Transmittal and Certificates. This Form of Election/Letter of Transmittal, properly completed and duly executed, together with the Certificate(s) representing the Shares, should be delivered to the Exchange Agent at one of the addresses set forth above. The method of delivery of the Certificates and all other required documents is at the election and risk of the record holder of such Shares; however, if such Certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

  7. Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and the numbers of Shares represented thereby should be listed on additional sheets and attached hereto.

  8. Signatures on Election Form, Stock Powers and Endorsements.

  (a) All signatures must correspond exactly with the name written on the face of the Certificate(s) without alteration, variation or any change whatsoever.

  (b) If the Certificate(s) surrendered is (are) held of record by two or more joint owners, all such owners must sign this Form of Election/Letter of Transmittal.

  (c) If any surrendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Forms of Election/Letters of Transmittal as there are different registrations of Certificates.

  (d) If this Form of Election/Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Certificates listed (other than as set forth in paragraph (e) below), such Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such Certificate.

  (e) If this Form of Election/Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his authority to act.

  9. Stock Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of the Merger Consideration in any name other than that of the Richfood shareholder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

  10. Special Issuance and Payment and Delivery Instructions. Indicate the name and/or address of the person(s) to whom the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) is to be issued and/or sent, if different from the name and/or address of the person(s) signing this Form of Election/Letter of Transmittal.

  11. Withholding. Each surrendering Richfood shareholder is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 and to certify whether such holder is subject to backup withholding. The TIN that must be provided is that of the Richfood shareholder with respect to the Certificate(s) surrendered herewith or of the last transferee appearing on the transfers attached to or endorsed on such Certificate(s) (or, if a check is made payable to another person as provided in the box above entitled "Special Issuance and Payment Instructions," then the TIN of such person). Failure to provide the information on the Substitute Form W-9 may subject the surrendering stockholder to 31% federal income tax withholding on payments made to such surrendering holder with respect to the Shares and on future dividends paid by SUPERVALU. A Richfood shareholder must cross out item (2) in the certification box of Substitute Form W-9 if such holder has been notified by the IRS that such holder is currently subject to backup withholding. The box in Part 2 of the Substitute Form W-9 should be checked if the surrendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and the Exchange Agent is not provided with a TIN within 60 days thereafter, SUPERVALU will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

  12. Lost, Stolen or Destroyed Certificates. You cannot submit an effective Form of Election/Letter of Transmittal without attaching your Certificates to this Form of Election/Letter of Transmittal. If your Certificate(s) has (have) been lost, stolen or destroyed, you are urged to call the Exchange Agent toll-free at (800) 380-1372 immediately to receive instructions as to the steps you must take in order to effect an exchange of your Shares. In addition, the Exchange Agent will provide you with a form of an affidavit and indemnification regarding the loss, theft or destruction of your Certificate(s) that is in form and substance reasonably acceptable to SUPERVALU. Such form may be completed and submitted as an alternative to attaching your Certificate(s) to this Form of Election/Letter of Transmittal. You may be required to pay a fee to obtain a replacement for a certificate that has been lost, stolen or destroyed.

  13. Elections, Certificates and Share Allocations. Each Richfood shareholder is entitled to make a Stock Election, a Cash Election and/or a Non-Election, provided the Form of Election/Letter of Transmittal for any holder making such election(s) is properly completed and received by the Exchange Agent prior to the Election Deadline. All Richfood shareholders must complete Box A (or, if a nominee, trustee or other representative making more than one election, Box B) in order to receive the desired Merger Consideration. To properly complete Box A (or, if a nominee, trustee or other representative making more than one election, Box B), the number of each Certificate surrendered herewith must be written in the column under the heading "Certificate Number," and the number of Shares represented by each Certificate surrendered herewith in connection with a specific election should be written in the appropriate column under the heading "Number of Shares" beside each Certificate number. Shareholders wishing to make more than one election may do so on one Form of Election/Letter of Transmittal by specifying under the appropriate heading the number of Shares for which a Stock Election, Cash Election or Non-Election is desired, including multiple elections with respect to Shares represented by a single Certificate. All shareholders, including those making a Non-Election, must surrender their Certificates to the Exchange Agent in order to receive the Merger Consideration. Richfood shareholders should see "Important Tax Information" below for important tax consequences of various elections.

  14. Holders Who are Nominees, Trustees or Other Representatives. Each holder of record is entitled to make an election and submit a Form of Election/Letter of Transmittal covering all Shares actually held of record by such holder. Nominee record holders, which include nominees, trustees or any other person that holds Shares in any capacity whatsoever on behalf of more than one person or entity, are entitled to make an election for such nominee record holders as well as an election on behalf of each beneficial owner of Shares held through such nominee record holders, but such elections must be made on one Form of Election/Letter of Transmittal. Beneficial owners who are not record holders are not entitled to submit Forms of Election/Letters of Transmittal. Persons submitting a Form of Election/Letter of Transmittal on behalf of a registered shareholder as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to General Instruction 8 above.

  15. Miscellaneous. Neither SUPERVALU nor the Exchange Agent is under any duty to give notification of defects in any Form of Election/Letter of Transmittal. SUPERVALU and the Exchange Agent shall not incur any liability for failure to give such notification, and each of SUPERVALU and the Exchange Agent has the absolute right to reject any and all Forms of Election/Letters of Transmittal not in proper form or to waive any irregularities in any Form of Election/Letter of Transmittal.

  16. Information and Additional Copies. Information and additional copies of this Form of Election/Letter of Transmittal may be obtained by telephoning the information agent, Georgeson & Company Inc., toll free at (800) 223-2064.

                           IMPORTANT TAX INFORMATION

  Withholding. Under the federal income tax law, the Exchange Agent is required to file a report with the IRS disclosing any payments of cash being made to each holder of Certificates pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed by the IRS and payments made for Shares may be subject to backup withholding of 31%. Withholding is also required if the IRS notifies the recipient that such recipient is subject to backup withholding as a result of a failure to report interest and dividends.

  In order to avoid backup withholding of federal income tax resulting from a failure to provide a correct certification, a United States ("U.S.") citizen or resident or other U.S. entity must, unless an exemption applies, provide the Exchange Agent with his correct TIN on Substitute Form W-9 as set forth on this Form of Election/Letter of Transmittal. See General Instruction 11. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Certificate(s) or of the last transferee appearing on the transfers attached to or endorsed on the Certificate(s) (or, if a check is made payable to another person as provided in the box entitled "Special Issuance and Payment Instructions," then the TIN of such person). Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

  Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

  Please read "Guidelines for Certification of Taxpayer Identification Number
(TIN) on Substitute Form W-9," set forth below, for additional important information on how to complete the Substitute Form W-9.

  Elections. As set forth in the Proxy Statement/Prospectus, the merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes. Provided that the merger qualifies as a reorganization (1) neither Richfood nor SUPERVALU will recognize any gain or loss for U.S. federal income tax purposes as a result of the merger and (2) the U.S. federal income tax consequences to a Richfood shareholder of the receipt of the Merger Consideration in exchange for shares of Richfood common stock will depend on whether the Merger Consideration such shareholder receives is composed of shares of SUPERVALU common stock, cash or a combination of SUPERVALU common stock and cash. In general, a Richfood shareholder will not recognize any gain or loss as a result of the receipt of SUPERVALU common stock in exchange for Richfood common stock, but will recognize gain, if any, with respect to any cash received. Under the Merger Agreement, a Richfood shareholder may be required to receive some cash even if he elects to receive only SUPERVALU common stock, or to receive some SUPERVALU common stock even if he elects to receive only cash.

  Reporting Requirements. Income tax regulations require Richfood shareholders to submit detailed information regarding the exchange of Richfood common stock for the Merger Consideration with their federal income tax returns. In addition, if a Richfood shareholder owns two or more "blocks" of Richfood common stock, the determination of such shareholder's taxable gain and tax basis for shares of SUPERVALU common stock may need to be computed separately for each such block. Each Richfood shareholder should consult with his tax advisor about such matters and other tax consequences of the merger in light of his individual circumstances, including the application of any federal, state, local or foreign law.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                      NUMBER (TIN) ON SUBSTITUTE FORM W-9
             (Section references are to the Internal Revenue Code)
Name

If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security
Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

Obtaining a Number

If you don't have a taxpayer identification number ("TIN"), apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card, from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number, from your local Internal Revenue Service (the "IRS") office.

Payees and Payments Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required:

(1) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7).

(2)  The United States or any of its agencies or instrumentalities.

(3) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5) An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

(6)  A corporation.

(7)  A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)  A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)  A common trust fund operated by a bank under section 584(a).

(13)  A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

(15)  A trust exempt from tax under section 664 or described in section 4947.

For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from withholding:

 .  Medical and health care payments.

 .  Attorneys' fees.

 .  Payments for services paid by a federal executive agency.

Payments of dividends generally not subject to backup withholding include the following:

 .  Payments to nonresident aliens subject to withholding under section 1441.

 . Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.

 .  Payments made by certain foreign organizations.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                NUMBER (TIN) ON SUBSTITUTE FORM W-9 (CONTINUED)
             (Section references are to the Internal Revenue Code)

Payments of interest generally not subject to backup withholding include the following:

 .  Payments of interest on obligations issued by individuals.

   Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct TIN to the payor.

 . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 .  Payments described in section 6049(b)(5) to nonresident aliens.

 .  Payments on tax-free covenant bonds under section 1451.

 .  Payments made by certain foreign organizations.

 .  Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

Privacy Act Notice.--Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are qualified to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

Penalties

(1) Failure to Furnish TIN.--If you fail to furnish your correct TIN to a requester (the person asking you to furnish your TIN), you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.--If you made a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                NUMBER (TIN) ON SUBSTITUTE FORM W-9 (CONTINUED)
             (Section references are to the Internal Revenue Code)

Guidelines for Determining the Proper Identification Number to Give the Payer.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

--------------------------------------------------------------------------
                           Give the SOCIAL
                           SECURITY number
 For this type of account: of --
--------------------------------------------------------------------------
 1. Individual             The individual

 2. Two or more            The actual owner of the account or, if combined
   individuals (joint      funds, the first individual on the account(1)
   account)

 3. Custodian account of   The minor(2)
   a minor (Uniform Gift
   to Minors Act)

 4. a. The usual           The grantor-trustee(1)
   revocable savings
   trust (grantor is also
   trustee)
   b. So-called trust      The actual owner(1)
   account that is not a
   legal or valid trust
   under State law

 5. Sole proprietorship    The owner(3)

-------------------------------------------------------------------------------

------------------------------------------------
                           Give the EMPLOYER
                           IDENTIFICATION
 For this type of account: number of--
------------------------------------------------
  6. Sole proprietorship   The owner(3)

  7. A valid trust,        The legal entity(4)
   estate, or pension
   trust

  8. Corporate             The corporation

  9. Associate, club,      The organization
   religious, charitable,
   educational or other
   tax-exempt
   organization

 10. Partnership           The partnership

 11. A broker or           The broker or nominee
   registered nominee

 12. Account with the      The public entity
   Department of
   Agriculture in the
   name of a public
   entity (such as a
   state or local
   government, school
   district, or prison)
   that receives
   agricultural program
   payments

-------------------------------------------------------------------------------
(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show your individual name. You may also enter your business name. You may use your SSN or EIN.

(4) List first and circle the name of the valid trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.